SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 3, 2002
                        (Date of earliest event reported)



                                DCAP GROUP, INC.
                                ----------------
               (Exact name of Registrant as specified in charter)


   Delaware                            0-1665                  36-2476480
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(State or other jurisdiction    (Commission File No.)     (IRS Employer
incorporation)                                            Identification Number)

                     1158 Broadway, Hewlett, New York 11557
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------


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Item 5.  Other Events

     On September 3, 2002, DCAP Group, Inc. (the "Company") issued a press release (the "Press Release") announcing that the Company has sold 1,000,000 shares of Common Stock at a purchase price of $.50 per share to investors through a private placement (the "Private Placement"). The Press Release also disclosed the contemplated use of proceeds, including in connection with the concurrent acquisition by the Company of Barry Scott Companies, Inc. (the "Acquisition"). The Private Placement and the Acquisition are more particularly described in the Press Release, which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c) Exhibits.
         --------

          99.1 Press Release, dated September 3, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DCAP GROUP, INC.


Dated: September 3, 2002                 By: /s/ Barry Goldstein
       -----------------                    -----------------------------
                                            Barry Goldstein
                                            Chief Executive Officer



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